UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2011

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)		70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Blackwater Georgia, L.L.C., a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”) entered into an agreement titled Fourth Amendment to Agreement (the “Agreement”) with the Georgia Ports Authority (“GPA”), effective November 1, 2011.  The Agreement amends the property lease of the Company’s Brunswick, GA storage terminal by renewing and extending the lease period an additional four years, through September 4, 2016.

Additionally, in consideration of the lease, the Company shall pay to the GPA, as rental, the annual sum of Thirty-six Thousand Dollars ($36,000), payable monthly in the amount of Three Thousand Dollars ($3,000) in advance before or on the 1st day of each month during the renewal term.

All other terms and conditions of the original lease agreement and earlier amendments between the property’s former Lessors and Lessees remain unchanged and in full force and effect.

Item 2.03 Creation of Direct Financial Obligation or Off Balance Sheet Arrangement

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

The Company is finalizing its due diligence process concerning its potential acquisition of the 177,000 barrel storage terminal located in Salisbury, Maryland for $1.6 Million and anticipates a decision soon.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to Agreement between the Georgia Ports Authority and Blackwater Georgia, L.L.C., effective November 1, 2011.
10.2**	Assignment and Assumption of Lease dated May 17, 2010 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on July 20, 2010.)
10.3**
Company presentation on April 5 and April 6, 2011 in United Kingdom referencing potential acquisition of the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Current Reports on Form 8-K and 8-K/A filed with the Commission on April 8, 2011 and April 11, 2011, respectively.)

10.4**	Press release announcing the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal, released on May 24, 2011.
10.5**
Reference to the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Annual Report on Form 10-K as of March 31, 2011, filed with the Commission on June 28, 2011.)

10.6**
Reference to the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Quarterly Report on Form 10-Q as of June 30, 2011, filed with the Commission on August 12, 2011.)

** Incorporated by reference to prior filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKWATER MIDSTREAM CORP. a Nevada corporation

Dated: November 07, 2011	By:	/s/ Donald St. Pierre
Donald St. Pierre
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Fourth Amendment to Agreement between the Georgia Ports Authority and Blackwater Georgia, L.L.C., effective November 1, 2011.
10.2**	Assignment and Assumption of Lease dated May 17, 2010 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on July 20, 2010.)
10.3**
Company presentation on April 5 and April 6, 2011 in United Kingdom referencing potential acquisition of the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Current Reports on Form 8-K and 8-K/A filed with the Commission on April 8, 2011 and April 11, 2011, respectively.)

10.4**	Press release announcing the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal, released on May 24, 2011.
10.5**
Reference to the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Annual Report on Form 10-K as of March 31, 2011, filed with the Commission on June 28, 2011.)

10.6**
Reference to the Company’s Letter of Intent to acquire the Salisbury, Maryland Terminal (incorporated by reference to the Company’s Quarterly Report on Form 10-Q as of June 30, 2011, filed with the Commission on August 12, 2011.)

** Incorporated by reference to prior filings.